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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ______________

                                    FORM 8-K
                                 ______________


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         Date of Report: October 7, 2005
                Date of Earliest Event Reported: October 3, 2005






                             SIGNATURE EYEWEAR, INC.
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             (Exact Name of Registrant as Specified in its Charter)



         California                   0-23001                    95-3876317
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(State or Other Jurisdiction       (Commission                (I.R.S. Employer
     of Incorporation)             File Number)              Identification No.)



                              498 North Oak Street
                               Inglewood, CA 90302
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                    (Address of Principal Executive Offices)



                                 (310) 330-2700
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                         (Registrant's Telephone Number)



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 3, 2005, Signature Eyewear, Inc. and Michael Prince, the Chief Executive Officer, President and Chief Financial Officer of the Company, entered into an amendment to Mr. Prince's employment agreement. The amendment increased Mr. Prince's base salary from $240,000 per year to $275,000 per year effective as of August 1, 2005, and extended the term of the agreement from March 31, 2008 to August 31, 2010.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   October 7, 2005                            SIGNATURE EYEWEAR, INC.



                                                    By: /s/ Michael Prince
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                                                        Michael Prince
                                                        Chief Executive Officer